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                             ARTHUR ANDERSEN LLP


                                                                       Exhibit 3


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


To Riser Foods, Inc. and Subsidiaries:

As independent public accountants, we hereby consent to the incorporation by reference in this information statement of our report dated August 30, 1996 included in Riser Foods, Inc. Form 10-K for the year ended June 29, 1996 and incorporated by reference into this information statement.


/s/ Arthur Andersen LLP


Cleveland, Ohio
 July 8, 1997